UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2018

Nestbuilder.com Corp.
(Exact name of registrant as specified in its charter)

Nevada	000-55875	82-3254264
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 W. Passaic Street, Suite 301

Rochelle Park, NJ 07662

(Address of principal executive offices) (zip code)

(201) 845-7001

(Registrant’s telephone number, including area code)

_______________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry Into a Material Definitive Agreement.

Employment Agreements

On August 17, 2018, Nestbuilder.com Corp. (the “Company”) entered into employment agreements with Alex Aliksanyan, our President and a director, Thomas M. Grbelja, our Treasurer, Secretary and a director, and Julio Fernandez, our Chief Technology Officer, as described in Item 5.02 below.

Convertible Promissory Notes

On August 17, 2018, the Company issued an aggregate of $75,000 in Convertible Promissory Notes (the “Notes”) to six investors, including Alex Aliksanyan, our President and a director, Thomas M. Grbelja, our Treasurer, Secretary and a director, and William McLeod, a director. The Notes bear interest at the rate of 2.5% per annum and mature on February 28, 2019.

Pursuant to the terms of the Notes, the holders of the Notes have the right, at their option, at any time, to convert the principal amount of the Notes, and any accrued interest, into our common stock at a conversion price of $0.12 per share. However, each holder of a Note will not have the right to convert any portion of his Note if the holder (together with his affiliates) would beneficially own in excess of 4.99% of the number of shares of our common stock outstanding immediately after giving effect to the conversion, as such percentage ownership is determined in accordance with the terms of the Note. Each Holder has the right to waive the foregoing conversion limitation, in whole or in part, upon and effective after 61 days prior written notice to us.

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sale of Equity Securities.

On August 17, 2018, we issued an aggregate of $75,000 in Convertible Promissory Notes (the “Notes”) to six investors, including Alex Aliksanyan, our President and a director, Thomas M. Grbelja, our Treasurer, Secretary and a director, and William McLeod, a director. The Notes bear interest at the rate of 2.5% per annum and mature on February 28, 2019.

Pursuant to the terms of the Notes, the holders of the Notes have the right, at their option, at any time, to convert the principal amount of the Notes, and any accrued interest, into our common stock at a conversion price of $0.12 per share. However, each holder of a Note will not have the right to convert any portion of his Note if the holder (together with his affiliates) would beneficially own in excess of 4.99% of the number of shares of our common stock outstanding immediately after giving effect to the conversion, as such percentage ownership is determined in accordance with the terms of the Note. Each Holder has the right to waive the foregoing conversion limitation, in whole or in part, upon and effective after 61 days prior written notice to us.

The issuances of the Notes were exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, and the holders were all either accredited or sophisticated investors familiar with our operations.

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Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors

On August 17, 2018, the sole director of the Company fixed the number of directors of the Company at three pursuant to Section 3.2 of the Bylaws of the Company. In addition, the sole director appointed Thomas M. Grbelja and William McLeod to fill the newly created directorships pursuant to Section 3.4 of the Bylaws of the Company. Mr. Grbelja and Mr. McLeod intend to serve on our Board of Directors until the next annual meeting or until successors are elected.

Employment Agreements

On August 17, 2018, Nestbuilder.com Corp. (the “Company”) entered into employment agreements with Alex Aliksanyan, our President and a director, Thomas M. Grbelja, our Treasurer, Secretary and a director, and Julio Fernandez, our Chief Technology Officer.

Pursuant to the employment agreement with Alex Aliksanyan (the “Aliksanyan Employment Agreement”), Mr. Aliksanyan will serve as the Chief Executive Officer of the Company, and the Company will pay Mr. Aliksanyan an annual base salary of $120,000 per year. The initial term of the Aliksanyan Employment Agreement is 12 months and may be extended by mutual agreement of the Company and Mr. Aliksanyan.

The description of the Aliksanyan Employment Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the complete text of the Aliksanyan Employment Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1, and is incorporated herein by reference.

Pursuant to the employment agreement with Thomas M. Grbelja (the “Grbelja Employment Agreement”), Mr. Grbelja will serve as the Chief Financial Officer of the Company, devoting a minimum of 50% of his time and attention to his duties as Chief Financial Officer. The Company will pay Mr. Grbelja an annual base salary of $70,000 per year. The initial term of the Grbelja Employment Agreement is 12 months and may be extended by mutual agreement of the Company and Mr. Grbelja.

The description of the Grbelja Employment Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the complete text of the Grbelja Employment Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.2, and is incorporated herein by reference.

Pursuant to the employment agreement with Julio Fernandez (the “Fernandez Employment Agreement”), Mr. Fernandez will serve as the Chief Technology Officer of the Company, and the Company will pay Mr. Fernandez an annual base salary of $100,000 per year. The initial term of the Fernandez Employment Agreement is 12 months and may be extended by mutual agreement of the Company and Mr. Fernandez.

The description of the Fernandez Employment Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the complete text of the Fernandez Employment Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.3, and is incorporated herein by reference.

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Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1*	Employment Agreement dated August 17, 2018, by and between Nestbuilder.com Corp. and Alex Aliksanyan

10.2*	Employment Agreement dated August 17, 2018, by and between Nestbuilder.com Corp. and Thomas M. Grbelja

10.3*	Employment Agreement dated August 17, 2018, by and between Nestbuilder.com Corp. and Julio Fernandez

10.4	Convertible Promissory Note dated August 17, 2018, by and between Nestbuilder.com Corp. and Alex Aliksanyan

10.5	Convertible Promissory Note dated August 17, 2018, by and between Nestbuilder.com Corp. and Thomas M. Grbelja

10.6	Convertible Promissory Note dated August 17, 2018, by and between Nestbuilder.com Corp. and Julio Fernandez

10.7	Convertible Promissory Note dated August 17, 2018, by and between Nestbuilder.com Corp. and Cardar Investments Limited

10.8	Convertible Promissory Note dated August 17, 2018, by and between Nestbuilder.com Corp. and Security Research Associates, Inc.

10.9	Convertible Promissory Note dated August 17, 2018, by and between Nestbuilder.com Corp. and William McLeod

__________

* To be filed by amendment

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nestbuilder.com Corp., a Nevada corporation

Dated: August 23, 2018	By:	/s/ Alex Aliksanyan
	Name:	Alex Aliksanyan
	Its:	Chief Executive Officer

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